As filed with the Securities and Exchange Commission on August 8, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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THE FIRST WESTERN FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of principal executive offices)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement

September 13, 2019

Important Voting Information Inside

First Western Funds Trust

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

Series of First Western Funds Trust

Your vote is important.

Please vote immediately!

You can vote through the Internet, by telephone, or by mail.

Details on voting can be found on the enclosed proxy card.

First Western Funds Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS OF

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President	3
Notice of Special Meeting of Shareholders	5
Important Information to Help You Understand the Proposals	7
Proxy Statement	10

Proposal 1:	To elect three nominees to serve on the Board of Trustees

Proposal 2:	To approve, with respect to each of First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund (collectively, the “Funds”), a proposed new investment advisory agreement with Oakhurst Advisors, LLC

Proposal 3:	To approve a “manager of managers” structure which would allow Oakhurst Advisors, LLC and the Funds to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers without obtaining additional shareholder approval, subject to certain conditions; and

Proposal 4:	To transact any other business, not currently contemplated, that may properly come before this special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes

Outstanding Shares and Voting Requirements	29
Additional Information about the Operation of the Funds	31
Other Matters	32
Exhibit A: Charter of the Committee of Independent Trustees	34
Exhibit B: Forms of Proposed New Investment Advisory Agreements on behalf of each Fund	40

FIRST WESTERN FUNDS TRUST

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

Series of First Western Funds Trust

August 12, 2019

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the First Western Funds Trust (the “Trust”), to be held at 10:00 a.m., Eastern Time, on September 13, 2019 at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to vote on the proposals listed below. Formal notice of the Meeting appears after this letter, followed by the Proxy Statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience by telephone or through the Internet or by completing and returning the enclosed proxy card in the envelope provided.

Shareholders are being asked to vote on the election of three individuals to serve on the Trust’s Board of Trustees. Each nominee, except for Jason Lee, currently serves as a Trustee of the Trust. Information regarding each of the nominees is set forth herein.

On July 19, 2019, First Western Capital Management Company (“First Western”), the investment adviser to the Trust, entered into an agreement with Lido Advisors, LLC (“Lido”) and Lido’s affiliate Oakhurst Advisors, LLC (“Oakhurst”), whereby Lido, on behalf of Oakhurst, will acquire First Western’s Los Angeles based fixed-income portfolio management team and its mutual fund business (the “Transaction”). Oakhurst was founded in 2014 and provides investment advisory services to another mutual fund, the Oakhurst Strategic Defined Risk Fund, real estate-related private funds, and other pooled investment vehicles. In connection with the Transaction, the Board of Trustees of the Trust has approved new investment advisory agreements between the Trust and Oakhurst (the “New Advisory Agreements”).

Shareholders are being asked to approve a New Advisory Agreement for each of the Trust’s three series, namely, the First Western Fixed Income Fund, the First Western Short Duration Bond Fund and the First Western Short Duration High Yield Credit Fund (individually a “Fund” and collectively the “Funds”). Under the Investment Company Act of 1940 (the “1940 Act”), the Trust must obtain from shareholders of each Fund approval of the New Advisory Agreement. Approval of the New Advisory Agreement for each Fund will not change the contractual advisory fee rate currently in place for the Funds nor will it change the portfolio managers or the investment strategies and processes that are currently being used to manage the Funds.

Shareholders are also being asked to approve a “manager of managers” structure, which would allow Oakhurst and each of First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers (i.e., sub-advisers that are direct or indirect wholly-owned subsidiaries of Oakhurst or a sister company of Oakhurst that is a direct or indirect wholly-owned subsidiary of the same company that directly or indirectly owns Oakhurst (wholly-owned sub-advisers”)) without obtaining shareholder approval, subject to certain conditions. Under a “manager of managers” structure, an investment adviser has the ultimate responsibility, subject to oversight by the Trust’s Board of Trustees, for overseeing each Fund’s sub-advisers and making recommendations to the Board regarding the hiring, termination or replacement of the sub-advisers. Although the Funds currently do not utilize a sub-adviser structure, the Board of Trustees’ believes that it is in each Fund’s best interests for Oakhurst to have the flexibility to do so in the future, subject to approval by the Board. The Board of Trustees believes that permitting Oakhurst to select and contract with sub-advisers, without incurring the delay and expense involved with obtaining shareholder approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements, is appropriate and in the best interest of each Fund’s shareholders and will allow each Fund to operate more efficiently.

The Trust’s Board of Trustees has approved each Proposal and recommends that shareholders vote “FOR” each Proposal.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than September 12, 2019.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

	TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Proxy Statement and have the enclosed proxy card at hand	1)	Read the Proxy Statement and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the step-by-step instructions	2)	Go to the website that appears on the enclosed proxy card and follow the step-by-step instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whatever method you choose, please read the enclosed Proxy Statement carefully before voting.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call please call Okapi Partners, our proxy solicitor, toll-free at 877-259-6290, Monday through Friday between 9:00 a.m. and 9:00 p.m. Eastern Time.

.

Sincerely,

John E. Sawyer
President, First Western Funds Trust

FIRST WESTERN FUNDS TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at 10:00 a.m., Eastern Time, on September 13, 2019. The Proxy Statement is available at www.okapivote.com/fwft or by calling the Funds at 1-800-292-6775.

To the Shareholders of the First Western Fixed Income Fund, the First Western Short Duration Bond Fund and the First Western Short Duration High Yield Credit Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the First Western Fixed Income Fund, the First Western Short Duration Bond Fund and the First Western Short Duration High Yield Credit Fund (each a “Fund” and collectively the “Funds”) will be held at 10:00 a.m., Eastern Time, on September 13, 2019 at the offices of the First Western Funds Trust’s (the “Trust”) transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The purpose of the Meeting is to consider and vote on the following matters:

Proposal 1:	To elect three nominees to serve on the Board of Trustees (applies to all shareholders);

Proposal 2:	To approve, with respect to each of the First Western Fixed Income Fund, the First Western Short Duration Bond Fund and the First Western Short Duration High Yield Credit Fund, a proposed new investment advisory agreement between the Trust and Oakhurst Advisors, LLC (applies only to shareholders of the respective Fund(s));

Proposal 3:	To approve a “manager of managers” structure which would allow Oakhurst Advisors, LLC and the Funds to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers without obtaining additional shareholder approval, subject to certain conditions (applies only to shareholders of the respective Fund(s)); and

Proposal 4:	To transact any other business, not currently contemplated, that may properly come before this special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on July 17, 2019 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Funds are included herein.

Your vote is important to us. Thank you for taking the time to consider the proposals.

By order of the Board of Trustees,

Linda J. Hoard
Assistant Secretary
First Western Funds Trust

August 12, 2019

IMPORTANT

Please vote by telephone or through the Internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay. You may also execute the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.

QUESTIONS AND ANSWERS

Q: What is happening? Why did I get this package of materials?

A: A special meeting of shareholders of the First Western Fixed Income Fund, the First Western Short Duration Bond Fund and the First Western Short Duration High Yield Credit Fund (individually a “Fund” and collectively the “Funds”) is scheduled to be held at 10:00 a.m., Eastern Time, on September 13, 2019. According to our records, you were a shareholder of record as of the Record Date for this meeting.

Q: Why am I being asked to vote on the election of three nominees to the Board of Trustees?

A: The Investment Company Act of 1940 (the “1940 Act”) requires that at least a majority of the members of the Board be elected by the Trust’s shareholders. The Trust currently meets this requirement but must hold a shareholder meeting in order to elect Jason Lee as a new Trustee to ensure that at least a majority of the members of the Board have been elected by the shareholders of the Trust as required by the 1940 Act. The Board has considered the qualifications of each of the nominees and determined that each is qualified to serve on the Board.

Q: Why am I being asked to vote on a proposed new investment advisory agreement?

A: Shareholders of each Fund are being asked to approve a new investment advisory agreement as a result of the sale of the mutual fund business of First Western Capital Management Company (“First Western”) to Lido Advisors, LLC (“Lido”) and its affiliate Oakhurst Advisors, LLC (“Oakhurst”) (the “Transaction”). In order to ensure continuity of portfolio management of the Funds following the Transaction, shareholders of each Fund are being asked to approve a new investment advisory agreement (the “New Advisory Agreements”) between the Trust and Oakhurst. As a shareholder of one or more of the Funds, you are entitled to vote on the New Advisory Agreement for each Fund in which you owned shares as of the Record Date.

Q: How do the proposed New Advisory Agreements differ from the current Investment Advisory Agreements?

A: The terms and conditions of the New Advisory Agreements are substantially identical to those of the investment advisory agreements between the Trust and First Western currently in effect (the “Present Advisory Agreements”) and differ only with respect to the changes described below. With the exception of the change in the investment adviser and the investment adviser’s ability to hire and replace sub-advisers, none of the changes in the New Advisory Agreements set forth below are believed to be material by the Trust’s management:

1.	A change to the effective date and the termination date;

2.	An update to reflect Oakhurst as the investment adviser;

3.	A change that will allow Oakhurst, at its expense, to employ one or more sub-advisers for any Fund;

4.	An update to reflect the new name of the Funds and the Trust; and

5.	The removal of all references to First Western.

Q: When would the New Advisory Agreements take effect?

A: If approved by shareholders of each Fund, the New Advisory Agreements will become effective on or promptly after the shareholder meeting date, including any adjournments or postponements thereof (the “Effective Date”). If the Transaction is not consummated, First Western will continue to manage the Funds under the Present Advisory Agreements.

Q: How will the Transaction affect the fees and daily portfolio management of the Funds?

A: It is contemplated that the Transaction will not materially affect the operation of the Funds and that the advisory fees charged to the Funds will remain the same. The current portfolio managers for each Fund are anticipated to continue to act as the Funds’ portfolio managers under the New Advisory Agreements following the Transaction. Moreover, Oakhurst has entered into a new expense limitation agreement with each Fund that will limit each Fund’s total operating expenses to the same amount as the current expense limitations for the first two years following the Transaction.

Q: Why am I being asked to vote on a proposal to approve a “manager of managers” structure?

A: Shareholders of each Fund are being asked to approve a “manager of managers” structure that would allow Oakhurst and the Funds to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers without obtaining additional shareholder approval, subject to certain conditions. Under a “manager of managers” structure, an investment adviser has the ultimate responsibility, subject to oversight by the Trust’s Board of Trustees, for overseeing the Funds’ sub-advisers, and making recommendations to the Board regarding the hiring, termination or replacement of sub-advisers. Although the Funds currently do not utilize a sub-adviser structure, the Board believes that it is in each Fund’s best interests for Oakhurst to have the flexibility to do so in the future.

Q: What effect will the “manager of managers” structure have on the Funds? Why am I being asked to vote on a proposal to approve a “manager of managers” structure?

A: Employing a “manager of managers” structure may allow the Funds to operate more efficiently by allowing Oakhurst and the Funds to enter into and materially amend investment sub-advisory agreements without the expense and possible delay of seeking shareholder approval through a proxy and special shareholders’ meeting.

Q: How does the Board of Trustees recommend that I vote?

A: After careful consideration of the proposals, the Board of Trustees unanimously recommends that you vote FOR each proposal. The various factors that the Board of Trustees considered in making these determinations are described in the Proxy Statement.

Q: What will happen if there are not enough votes to hold the Meeting?

A: It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than September 12, 2019, to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or First Western or a proxy solicitor, if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q: Will the Funds be required to pay for this proxy solicitation?

A: No, the cost of this proxy solicitation and all other costs incurred by the Funds in connection with this Meeting will be paid by First Western, Oakhurst or their affiliates.

Q: Whom should I call for additional information about the Proxy Statement?

A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, please call Okapi Partners, our proxy solicitor, toll-free at 877-259-6290, Monday through Friday between 9:00 a.m. and 9:00 p.m. Eastern Time.

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FIRST WESTERN FUNDS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

To Be Held on September 13, 2019

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of First Western Funds Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of three series of the Trust, the First Western Fixed Income Fund, the First Western Short Duration Bond Fund and the First Western Short Duration High Yield Credit Fund (individually a “Fund” and collectively the “Funds”), to be held at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 at 10:00 a.m. Eastern Time on September 13, 2019 or at any adjournment thereof.

At the Meeting shareholders of the Funds will be asked:

Proposal 1:	To elect three nominees to serve on the Board of Trustees (applies to all shareholders).
Proposal 2:	To approve, with respect to each of the First Western Fixed Income Fund, the First Western Short Duration Bond Fund and the First Western Short Duration High Yield Credit Fund, a proposed new investment advisory agreement between the Trust and Oakhurst Advisors, LLC (applies only to shareholders of the respective Fund(s)).
Proposal 3:	To approve a “manager of managers” structure which would allow Oakhurst Advisors, LLC and the Funds to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers without obtaining additional shareholder approval, subject to certain conditions (applies only to shareholders of the respective Fund(s)); and
Proposal 4:	To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

A proxy card, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy card that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use at the Meeting by filing with the Assistant Secretary of the Trust an instrument revoking the proxy, by submitting a proxy card bearing a later date, or by attending and voting at the Meeting in person. This Proxy Statement and proxy card were first mailed to shareholders on or about August 19, 2019.

First Western, Oakhurst or their affiliates will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred by the Funds in connection with the Meeting.

The Trust has retained Okapi Partners LLC (“Okapi”) to solicit proxies for the Meeting. Okapi is also responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $19,610 and such cost will be paid by First Western, Oakhurst or their affiliates.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Funds without cost to the Funds. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that broker-dealer firms, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, First Western, Oakhurst or their affiliates will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	To ELECT THREE NOMINEES TO SERVE ON THE BOARD OF TRUSTEES

The Committee of Independent Trustees of the Trust (the “Committee”), which is comprised of trustees who are not considered to be “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”), is responsible for nominating, selecting and appointing Trustees to stand for election at appropriate meetings of the Trust’s shareholders. The Committee has recommended, with the approval of the Board of Trustees, that the following individuals stand for election by shareholders of the Trust: Debra McGinty-Poteet, Jason Lee, and E. Keith Wirtz (the “Nominees”), who are described herein. With the exception of Jason Lee, all Nominees are currently trustees and have served in that capacity for the length of time indicated in the table below. At the Meeting, the Trust’s shareholders will be asked to elect the Nominees to serve on the Trust’s Board of Trustees. It is intended that the enclosed proxy card will be voted “FOR” the election of all of the Nominees named below as Trustees unless such authority has been withheld on the proxy card.

Shareholders are being asked to elect the three Nominees to serve on the Trust’s Board of Trustees so that all members of the Board will have been elected by the Trust’s shareholders. Currently, the Board consists of three Trustees, Debbie Silversmith, Debra McGinty-Poteet and E. Keith Wirtz, two of whom have been elected by shareholders and one who has not. If the New Advisory Agreements are approved by the Funds, Debbie Silversmith will resign from the Board. With the nomination by the Independent Trustees of Jason Lee to serve as a new member of the Board of Trustees, the Trust no longer would meet the requirement that a majority of all Trustees be elected by shareholders. To ensure continued compliance with the forgoing requirements of the 1940 Act, shareholders are being asked at this Meeting to elect the three Nominees.

Each Nominee has indicated a willingness to serve as a member of the Board of Trustees, if elected. If shareholders of any Fund do not approve the New Advisory Agreement, Debbie Silversmith will continue to serve as a member of the Board of Trustees. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. The Board of Trustees recommends that each Nominee be elected to serve as a Trustee of the Trust.

The Board of Trustees Generally

The Board of Trustees oversees the management of the Trust and meets at least quarterly to review reports about the Trust's operations. The Board of Trustees provides broad supervision over the affairs of the Trust. The Board of Trustees, in turn, elects the officers of the Trust to actively supervise the Funds’ day-to-day operations. Subject to the 1940 Act and the Trust’s organizational documents, the Trustees may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Board and to any agent or employee of the Trust.

The Trust shall indemnify each of its Trustees against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee may be or may have been involved as a party or otherwise or with which such Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, and except that no Trustee shall be indemnified against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s office.

Identifying and Evaluating the Trust’s Nominees

The Committee has the responsibility of evaluating and nominating new trustee candidates. In overseeing the process of identifying and evaluating potential nominees, the Committee considers a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees. The Committee has not developed a formal policy with regard to the diversity of Board membership. The Committee believes the primary purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the investment adviser; and (iv) any other source the Committee members deem to be appropriate. The Trust has not adopted procedures by which shareholders of a Fund may recommend nominees to the Board of Trustees.

The following is a list of the Nominees and executive officers of the Trust. The Nominees will serve for an indefinite term, subject to death, resignation, retirement or removal, and the officers are elected annually. The Nominee who is an “interested person” of the Trust, as defined by the 1940 Act, is listed as such. The other Nominees are Independent Trustees.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee Nominee:
Jason P. Lee* c/o 1875 Century Park E, Suite 950 Los Angeles, California 90067 Year of birth: 1972	N/A	N/A	Senior Managing Director, General Counsel and Chief Compliance Officer of Oakhurst Advisors, LLC and Lido Advisors, LLC; Senior Special Counsel – Financial Reporting and Audit Group of the Securities and Exchange Commission from 2013 until 2017.	None	None
Independent Trustee Nominees:
Debra Lee McGinty-Poteet** c/o 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1956	Since May 2015	Trustee	Retired since 2012.; Currently serves on the Board for a number of non-profit organizations.	Member of the Board of Trustees and Audit Committee Chair of Series Portfolios Trust, a registered management investment company, from 2015 to present	3
E. Keith Wirtz c/o 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1960	Since October 2016	Trustee	Vice President and Chief Investment Officer of Union Savings Bank of Connecticut since July 2019; Principal of Walrus Partners, LLC, a registered investment adviser from 2013 until 2019; Currently serves on the Board or Committee for a number of non-profit organizations.	None	3

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
Executive Officers:
John E. Sawyer 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1969	Since February 2018	President	President of First Western Capital Management Company since March 2018 and Chief Investment Officer of First Western Trust Bank since October 2017; President and Chief Operating Officer of St. John’s Investment Management, LLC from July 2014 until October 2017.	None
Mark Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1962	Since August 2012	Vice President and Assistant Treasurer	Vice Chairman of Ultimus Fund Solutions, LLC and its subsidiaries (except for FINRA-related broker-dealer entities); Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (the Trust’s distributor) from 1999 until 2018.	Trustee of Valued Advisors Trust, a registered management investment company, from 2017 to present

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
Martin R. Dean 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1963	Since April 2016	Chief Compliance Officer	Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to present); Chief Compliance Officer for a number of mutual fund clients of Ultimus; Anti-Money Laundering Officer and Chief Compliance Officer, Mutual Fund and Variable Insurance Trust (formerly, The Huntington Funds) (July 2013 to April 2016); Anti-Money Laundering Officer and Chief Compliance Officer, Strategy Shares (formerly, Huntington Strategy Shares) (July 2013 to March 2016); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015).	None
Lené Simnioniw 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary and Director of Corporate Governance of First Western Financial, Inc. since June 2009.	None
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC since 2000.	None

*	Jason Lee is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the 1940 Act due to his affiliations with Oakhurst.
**	Debra McGinty-Poteet is a member of the Board of Trustees and Audit Committee Chair of Series Portfolios Trust, a series trust that includes the Oakhurst Strategic Defined Risk Fund, which is managed by Oakhurst.

Information Regarding the Trust’s Nominees and Executive Officers

The Board has concluded, based on each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Nominees that each Nominee is qualified to serve on the Board. The Board believes that each Nominee possess the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the investment adviser, the Trust’s other service providers, legal counsel and its independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Nominee’s ability to perform effectively may have been attained through his/her profession, education and/or business activities.

Set forth below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee. In determining that a particular Nominee is and will continue to be qualified to serve as a Trustee, the Independent Trustees consider a variety of criteria, none of which, in isolation, is controlling. References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Independent Trustee Nominees:

Debra Lee McGinty-Poteet began her career at CNA Insurance Company where she served in various supervisory positions. She worked at Security Pacific Bank from 1982 until 1992 and was promoted to the position of Global Head of Mutual Funds, where she was responsible for the development and launch of new mutual funds and investment products. Ms. McGinty-Poteet was the Global Managing Director of Mutual Funds at Bank of America from 1992 until 1996 responsible for the oversight of 54 mutual funds and the Chief Operating Officer of North American Trust Company from 1997 until 1998. From 1999 until 2012, she was the Director of Mutual Funds and Sub-Advisory Services for Brandes Investment Partners where she was responsible for overseeing the operations of the proprietary and sub-advisory mutual fund business for Brandes Investment Advisers. Ms. McGinty-Poteet served as Chairman, President and interested trustee of Brandes Investment Trust from 2000-2012; and trustee of Brandes Investment Funds Ltd from 2002-2012. She currently serves as a member of the Board of Trustees and Audit Committee Chair of Series Portfolios Trust, a registered management investment company. She serves as a volunteer to the Vista Hill Foundation, a drug addiction and mental health treatment facility. Ms. McGinty-Poteet holds a B.A. degree from the University of California, Los Angeles (UCLA) and a Masters of Public Administration from California State University, Long Beach. The Board has concluded that Ms. McGinty-Poteet is qualified to serve as a Trustee because of her professional investment and business experience, her academic background and her service on other boards.

E. Keith Wirtz has held executive positions in the investment management industry for over 30 years. From 1981 until 1999, he worked at Bank of America and several of its subsidiaries, holding the position of Senior Vice President and Chief Investment Officer of Bank of America from 1991 until 1997 and Chief Investment Officer of its TradeStreet Investment Associates subsidiary from 1997 until 1999. He also served as Chief Investment Officer of Investment Advisors, Inc. a subsidiary of Lloyds-TSB London. Mr. Wirtz was a founder, principal and Chief Investment Officer of Paladin Investment Associates, LLC from 2000 until its sale to Fifth Third Bank in 2003. He was Senior Vice President and Chief Investment Officer of Fifth Third Bank and also served as President and Chief Investment Officer of its subsidiary, Fifth Third Asset Management and President and a Trustee of the Fifth Third Funds, a registered management investment company, from 2003 until 2012. He was a principal of Walrus Partners, LLC, a registered investment adviser, responsible for business and strategy and acting as Lead Portfolio Manager for the firm’s Dividend Growth Strategy from 2013 until 2019. Mr. Wirtz currently serves as Vice President and Chief Investment Officer at Union Savings Bank of Connecticut. He holds a B.S. degree in Finance from The Carey School of Business at Arizona State University, an M.S. in Investment Management and Financial Analysis from the Heider College of Business at Creighton University and earned the CFA designation. Mr. Wirtz has been an active member of numerous social profit organizations. He currently serves on the Investment Committee for the Arizona State University Foundation, University of Cincinnati Health Systems and the Medical Center Fund of Cincinnati. He is involved with the student investment management program at the Arizona State University Carey School of Business and the executive mentor program at Xavier University. The Board has concluded that Mr. Wirtz is qualified to serve as a Trustee because of his professional investment experience, positions of leadership, his academic background and his service on other boards.

Interested Trustee Nominee:

Jason P. Lee joined Oakhurst Advisors, LLC in January 2018 and currently serves as General Counsel and Chief Compliance Officer for Oakhurst Advisors, LLC and its sister company, Lido Advisors, LLC. Mr. Lee has over 20 years of white collar and securities-related litigation, regulatory, and compliance experience in both government, private practice, and in-house settings. He started his career in the SEC’s Honors Program and worked nearly fifteen years in the SEC’s Division of Enforcement, both in Washington D.C. and Los Angeles, pursuing investment adviser and broker dealer misconduct, financial fraud, insider trading, and market manipulation. He also worked on joint inter-agency criminal and civil investigations, including joint investigations with the FBI and the U.S. Attorney’s Office. Further, he advised the Director of the SEC’s Division of Enforcement as a Senior Special Counsel on programmatic policies impacting the agency’s overall investigative and litigation efforts. Mr. Lee also spent six years in private practice at a San Francisco-based firm where he co-chaired its securities defense practice, representing hedge fund managers, investment advisors, brokers, and public companies. He also engaged in multi-jurisdictional complex business litigation, including securities class actions and mass actions. He is admitted to practice law in California and all U.S. Federal Courts therein. In 2018, Mr. Lee was appointed by the California Supreme Court to serve as Chair of the California State Bar’s Board of Trustees, the governing body of the largest attorney bar in the country. As the Chair, he is charged with overseeing over 500 employees, over 250,000 licensees and the agency’s $250 million budget that runs the state’s attorney regulatory system, including discipline, admissions, and education, and critical diversity and access to justice efforts. Prior to his service on the California State Bar’s Board of Trustees, Mr. Lee was the Chair of the Commission on Judicial Nominees Evaluation, the body statutorily responsible for vetting and rating the qualifications of all potential appointees to California’s trial and appellate courts. Mr. Lee holds a B.A. degree in Economics from the University of California, Los Angeles, a J.D. degree from the Santa Clara University School of Law and an LL.M (Master of Laws) degree from Georgetown University Law Center. The Board has concluded that Mr. Lee is qualified to serve as a Trustee because of his legal experience in the investment management industry, his academic background, positions of leadership and his service on other boards.

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Funds. The Trust has engaged the investment adviser to oversee the management of the Funds on a day-to-day basis. The Board is responsible for overseeing the investment adviser and the Funds’ other service providers in the operation of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or at other times. The Independent Trustees also meet at each quarterly meeting without the presence of any representatives of the investment adviser.

Board Leadership. The Board of Trustees is led by the Trust’s President, John E. Sawyer. Mr. Sawyer, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of the Trust’s service providers.

The Board of Trustees has not appointed a lead “independent trustee.” It was determined by the Board that due to its size (3 Trustees), the size of the fund complex (3 Funds) and the relatively straightforward investment strategies utilized by the Funds, it is not necessary to appoint a lead “independent trustee.” The Independent Trustees believe they are able to consistently work well together and possess the ability to provide appropriate oversight to the operations of the Trust. The Board of Trustees believes its leadership structure provides the Independent Trustees with adequate influence over the governance of the Board and the Funds.

Board Committees. The Board has established a Committee of Independent Trustees (the “Committee”), the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee, as defined in the regulations under the Sarbanes-Oxley Act of 2002. Ms. McGinty-Poteet and Mr. Wirtz are the members of the Committee. The Committee met three times during the fiscal year ended August 31, 2018. A copy of the charter of the Committee is attached as Exhibit A.

Risk Oversight. An integral part of the Board’s overall responsibility to the Trust is the oversight of the risk management of the Trust’s investment programs and business affairs. Each Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk, credit risk, liquidity risk, interest risk, cybersecurity risk and legal, compliance and regulatory risk. The Trust, the investment adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and the regular responsibilities of officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Committee. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the investment adviser and the Trust, including the Trust’s Chief Compliance Officer (the “CCO”), to report to the Board on a variety of matters at regular and special meetings. The Board and the Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly update from the CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board also receives quarterly reports from the investment adviser and the administrator on the investments and securities trading of the Funds, including each Fund’s investment performance, as well as reports regarding the valuation of a Fund’s securities and other operational and compliance matters. In addition, in its annual review of each Fund’s investment advisory agreement, the Board reviews information provided by the investment adviser relating to its operational capabilities, financial condition and resources. The Board is also provided with copies of the administrator’s reports on internal controls, which cover its fund accounting and transfer agency operations. In addition, the Board conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Trust’s operations and the effectiveness of its committee structure.

As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund or the investment adviser to lose proprietary information, suffer data corruption or lose operational capacity. This in turn could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity attacks may include, among other things, gaining unauthorized access of digital systems for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity breaches of the Funds’ third-party service providers (including the transfer agent, intermediaries and custodian) or issuers that a Fund invests in, can also subject the Fund to many of the risks associated with direct cybersecurity breaches. As with other operational risks, the Funds’ service providers have established risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cybersecurity systems of issuers or third-party service providers.

Although the risk management policies of the investment adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects. Some risks are simply beyond the control of the Trust, the investment adviser or its affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Nominees’ Ownership of Fund Shares as of the Record Date. The following table shows the dollar range of beneficial ownership of shares of each Fund and, on an aggregate basis, of shares of all Funds within the Trust held by each Nominee as of the Record Date.

Name of Trustee	Dollar Range of First Western Fixed Income Fund Shares Owned by Trustee	Dollar Range of First Western Short Duration Bond Fund Shares Owned by Trustee	Dollar Range of First Western Short Duration High Yield Credit Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Interested Trustee Nominee:
Jason P. Lee	None	None	None	None
Independent Trustee Nominees:
Debra L. McGinty-Poteet	None	None	None	None
E. Keith Wirtz	None	None	None	None

Independent Trustee Compensation. No director, officer or employee of the investment adviser or Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter will receive any compensation from the Funds for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust an annual fee of $30,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. The fee is split equally among the Funds. The following table shows the amount of compensation paid to each Trustee with respect to the fiscal year ending August 31, 2018:

Trustee	Aggregate Compensation Paid by each Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid by the Trust
Interested Trustee Nominee:
Jason P. Lee*	None	None	None	None
Independent Trustee Nominees:
Debra L. McGinty-Poteet	$10,000	None	None	$30,000
E. Keith Wirtz	$10,000	None	None	$30,000

*	Jason Lee is not currently a Trustee of the Trust.

The Board of Trustees recommends that shareholders of the Funds vote FOR the election of the three Nominees.

PROPOSAL 2:	To approve, with respect to each Fund, a proposed new Investment Advisory Agreement with OAKHURST ADVISORS, LLC.

On July 19, 2019, First Western Capital Management Company (“First Western”), the investment adviser to the Funds, announced that it has entered into an agreement with Lido Advisors, LLC (“Lido”) and Lido’s affiliate Oakhurst Advisors, LLC (“Oakhurst”), whereby Lido, on behalf of Oakhurst, will acquire First Western’s Los Angeles based fixed-income portfolio management team and its mutual fund business (the “Transaction”). In the Transaction, First Western will earn an ongoing “revenue share” which is based on the retention of current assets held in the Funds and future asset growth, which will continue after the closing of the Transaction. Following the closing of the Transaction, the persons who are currently responsible for the portfolio management of the Funds, Barry P. Julien and Ashish Shah, are expected to become employees of Oakhurst and continue to manage the Funds in accordance with their current investment objectives and investment strategies. In connection with the Transaction, the Board of Trustees of the Trust has approved new investment advisory agreements between the Trust and Oakhurst (the “New Advisory Agreements”). The 1940 Act requires that the Funds obtain shareholder approval of each Fund’s New Advisory Agreement. Approval of the New Advisory Agreements will not change the advisory fees the Funds pay or the investment strategies and processes that are currently being used to manage the Funds. The Transaction will not take place prior to shareholder approval of the New Advisory Agreements.

As part of the Transaction, the Trust and the Funds will be renamed to remove references to “First Western.” The name of the Trust will change to “Oakhurst Funds Trust” and the name of the First Western Fixed Income Fund, the First Western Short Duration Bond Fund and the First Western Short Duration High Yield Credit Fund will change to “Oakhurst Fixed Income Fund,” “Oakhurst Short Duration Bond Fund” and “Oakhurst Short Duration High Yield Credit Fund,” respectively. The change to the name of the Trust and the Funds is not intended to imply any change in a Fund’s investment objective or principal investment strategies. None of the Fund’s other service providers are expected to change in connection with the Transaction.

The New Advisory Agreements

The Board of Trustees, including a majority of the Independent Trustees, at an in-person meeting held on July 23, 2019, approved the New Advisory Agreements pursuant to which Oakhurst will provide investment management services to the Funds following the Transaction. With the exception of Oakhurst becoming the investment adviser to the Funds and Oakhurst’s ability to hire and replace sub-advisers, the terms and conditions of the New Advisory Agreements are substantially identical in all material respects to the Present Advisory Agreements and differ only with respect to the changes described below, which the Trust’s management deems to be immaterial:

•	A change to the effective date and the termination date;

•	An update to reflect Oakhurst as the investment adviser;

•	A change that will allow Oakhurst, at its expense, to employ one or more sub-advisers for any Fund;

•	An update to reflect the new name of the Trust and the Funds; and

•	The removal of all references to First Western.

Under the New Advisory Agreements, Oakhurst will, subject to the supervision and control of the Board of Trustees, continue to be responsible for managing the investment and reinvestment of the Funds’ portfolio assets in securities, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Funds, and establishing, maintaining and trading in brokerage accounts for and in the name of the Funds, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of each Fund. The Funds’ investment adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Funds. The Funds will continue to pay all of the expenses relating to their operations, including brokerage fees and commissions, taxes, interest charges, acquired fund fees and expenses, the fees of the investment adviser and the fees and expenses of the Funds’ administrator, transfer agent, fund accounting agent, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the SEC and state regulatory authorities, costs of printing and mailing Prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses. Fees paid to Oakhurst under the New Advisory Agreements will be calculated at the same rate as the fees paid to First Western under the present investment advisory agreements with First Western (the “Present Advisory Agreements”). Under the respective New Advisory Agreement, the advisory fee to be paid by the Oakhurst Fixed Income Fund will be equal to 0.50% of the Fund’s average daily net assets; the advisory fee paid to be paid by the Oakhurst Short Duration Bond Fund will be equal to 0.35% of the Fund’s average daily net assets; and the advisory fee to be paid by the Oakhurst Short Duration High Yield Credit Fund will be equal to 0.75% of the Fund’s average daily net assets. Oakhurst will enter into new Expense Limitation Agreements that will limit each Fund’s Total Annual Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) for two years following the Transaction to the same limits as the current expense limitation agreements with First Western. Under the new Expense Limitation Agreements, the expense limit for the Oakhurst Fixed Income Fund and the Oakhurst Short Duration Bond Fund will be equal to 0.60% of the Fund’s average daily net assets; and the expense limit for the Oakhurst Short Duration High Yield Credit Fund will be equal to 0.95% of the Fund’s average daily net assets.

Under the New Advisory Agreements, Oakhurst may employ one or more registered investment advisers to serve as sub-advisers to the Fund(s). Oakhurst will monitor and supervise the activities of the sub-adviser(s) and may terminate the services of any sub-adviser at any time, subject to the notice provisions set forth in the applicable sub-advisory agreement and approval by a majority of the Board of Trustees, including a majority of the Independent Trustees. Any further appointments of additional or replacement sub-advisers will have to comply with any terms and conditions contained in the SEC’s exemptive order as discussed below in connection with Proposal 3, if such order is granted.

The New Advisory Agreements, like the Present Advisory Agreements, provide that the investment adviser shall not be liable for any error of judgment, mistake of law or any other loss whatsoever suffered by the Trust in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Each New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of each New Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. Each New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of a Fund, or by Oakhurst. Each New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreements, if approved by shareholders, will become effective on or promptly after the Meeting, including any adjournments or postponements thereof (the “Effective Date”). If shareholders of a Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. Also, if the Transaction is not consummated, the Present Advisory Agreements will remain in effect. The forms of the proposed New Advisory Agreements are attached hereto as Exhibit B. The descriptions of the New Advisory Agreements in this Proxy Statement are only summaries and are qualified in their entirety by reference to Exhibit B.

The Present Advisory Agreements

•	The Present Advisory Agreement on behalf of the First Western Fixed Income Fund is dated August 16, 2012, was initially approved by the Board of Trustees, including a majority of Independent Trustees, on August 16, 2012 and was last approved by the Board of Trustees on July 23, 2019. The Present Advisory Agreement was last approved by the initial shareholder on August 21, 2012. Under the Present Advisory Agreement, First Western receives from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund, subject to any fee waivers by First Western under an expense limitation agreement. During the fiscal year ended August 31, 2018, the First Western Fixed Income Fund accrued $309,293 in advisory fees of which $218,064 were waived by First Western pursuant to the expense limitation agreement between First Western and the Fund. For the fiscal year ended August 31, 2018, First Western received $91,229 in advisory fees under the Present Advisory Agreement with First Western Fixed Income Fund.

•	The Present Advisory Agreement on behalf of the First Western Short Duration Bond Fund is dated February 13, 2013, was initially approved by the Board of Trustees, including a majority of Independent Trustees, on February 13, 2013 and was last approved by the Board of Trustees on July 23, 2019. The Present Advisory Agreement was approved by the initial shareholder of the First Western Short Duration Bond Fund on April 26, 2013. Under the Present Advisory Agreement, First Western receives from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.35% of the average daily net assets of the Fund, subject to any fee waivers by First Western under an expense limitation agreement. During the fiscal year ended August 31, 2018, the First Western Short Duration Bond Fund accrued $454,485 in advisory fees of which $66,749 were waived by First Western pursuant to the expense limitation agreement between First Western and the Fund. For the fiscal year ended August 31, 2018, First Western received $387,736 in advisory fees under the Present Advisory Agreement with First Western Short Duration Bond Fund.

•	The Present Advisory Agreement on behalf of the First Western Short Duration High Yield Credit Fund is dated September 1, 2015, was initially approved by the Board of Trustees, including a majority of Independent Trustees, on July 30, 2015 and was last approved by the Board of Trustees on July 23, 2019. The Present Advisory Agreement was approved by the initial shareholder of the First Western Short Duration High Yield Credit Fund on September 1, 2015. Under the Present Advisory Agreement, First Western receives from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund, subject to any fee waivers by First Western under an expense limitation agreement. During the fiscal year ended August 31, 2018, the First Western Short Duration High Yield Credit Fund accrued $339,055 in advisory fees of which $136,394 were waived by First Western pursuant to the expense limitation agreement between First Western and the Fund. For the fiscal year ended August 31, 2018, First Western received $202,661 in advisory fees under the Present Advisory Agreement with First Western Short Duration High Yield Credit Fund.

Information About Oakhurst

Oakhurst, located at 1875 Century Park East, Suite 960, Los Angeles, California 90067, was founded in 2014. Oakhurst is majority-owned by Oakhurst Advisors Holdings, LLC, a Delaware limited liability company (“OAH”), with a remaining passive, minority interest held by K&W, LLC, a California limited liability company (“K&W”). K&W, which is owned by a family office, is not involved in Oakhurst’s day-to-day management and has limited operating rights. OAH is owned by Lido Oakhurst Holdings, LLC, a Delaware limited liability company (“LOH”) and S&R Oakhurst Holdings, LLC, a Delaware limited liability company (“SOH”). Lido is owned by Gregory Kushner, Jason Ozur, Alyssa Weinberger, Ken Stern, Jeffrey Westheimer, and Jeff Garden. SOH is owned by Richard Goldman, Stanley Itskowitch and Chuck Ng. Oakhurst advises a mutual fund, real estate-related private funds, and other pooled investment vehicles. As of March 12, 2019, Oakhurst had approximately $333.9 million in total regulatory assets under management.

The address of OAH and LOH is 1875 Century Park East, Suite 960, Los Angeles, California 90067. The address of SOH is 16 North Marengo Avenue, Suite 212, Pasadena, California 91101. The address of K&W is P.O. Box 5005 PMB 134, Rancho Santa Fe, California 92067. The address of the principal executive officers of Oakhurst is 1875 Century Park East, Suite 960, Los Angeles, California 90067. The name and titles of the principal executive officers of Oakhurst is set forth below.

Name	Principal Occupation
Gregory P. Kushner	Senior Managing Director
Jason J. Ozur	Senior Managing Director
Jason P. Lee	General Counsel and Chief Compliance Officer
Richard D. Goldman	President and Chief Executive Officer

Section 15(f) of the 1940 Act

The parties to the Transaction intend for it to fall within the “safe harbor” provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, if two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company because of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by First Western or Oakhurst of any circumstances arising from the Transaction that might result in the imposition of an unfair burden on the Funds. Moreover, subject to applicable law and applicable fiduciary duties, Oakhurst, First Western, and their principals (each, a “Transaction Party”), have each agreed, to the extent within their control, to use their reasonable efforts to ensure that the Transaction meets the requirements of the provisions of Section 15(f) of the 1940 Act. In furtherance of the foregoing, subject to applicable law and the fiduciary duties of each Transaction Party, each Transaction Party has agreed to take such actions as are reasonably within its control to ensure that no unfair burden is imposed on the Funds because of the Transaction.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company's board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. In order to meet this condition, the Committee of the Independent Trustees will use its reasonable best efforts to nominate and the Board of the Trust will use its reasonable best efforts to appoint an additional independent person as a Trustee.

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreements at an in-person meeting held on July 23, 2019. In making the determination to recommend approval of the New Advisory Agreements to shareholders of the Funds, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreements and to determine that each New Advisory Agreement would be in the best interests of each Fund and its shareholders. The principal areas of review by the Trustees were the nature, extent and quality of the services to be provided by Oakhurst and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of First Western and Oakhurst. The Board of Trustees gave substantial weight to Oakhurst’s and First Western’s representations that: (i) the responsibilities of Oakhurst under the New Advisory Agreements will be the same in all material respects as those of First Western under the Present Advisory Agreements; (ii) the level or quality of advisory services provided to the Funds will not be materially affected as a result of the New Advisory Agreements; (iii) the same personnel who currently provide investment advisory services to the Funds are expected to continue to do so upon shareholder approval of the New Advisory Agreements and completion of the Transaction; (iv) the advisory fee payable by each Fund will be at the same rate as the compensation now payable by each Fund; and (v) the Transaction will likely expand the Funds’ distribution capabilities.

Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approvals of the New Advisory Agreements.

Given that the portfolio management team would remain the same under Oakhurst as under First Western, the Trustees considered both short-term and long-term investment performance of the Funds. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of Oakhurst and other resources that Oakhurst would dedicate to performing services for the Funds. The quality of administrative and other services, including Oakhurst’s role in coordinating the activities of the Funds’ other service providers, was considered in light of the Funds’ continued need to adhere to its investment policies as well as applicable laws and regulations and to maintain a robust compliance program. The Trustees also considered the business reputation of Oakhurst, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the New Advisory Agreements, the Trustees noted that such fees would be the same as those payable under the Present Advisory Agreements and then compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees also considered information provided by Oakhurst concerning Oakhurst’s estimated profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees to be paid by the Funds, but also so-called “fallout” benefits to Oakhurst. Additionally, the Trustees considered Oakhurst’s representations that all of the Funds’ portfolio trades would be executed based on the best price and execution available, and that Oakhurst does not participate at this time in any soft dollar or directed brokerage arrangements. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the performance of each of the Funds over various periods ended March 31, 2019, First Western had provided quality services to the Funds and it was expected that Oakhurst would continue such quality services, especially given that the Funds’ portfolio managers would remain the same after the Transaction; (ii) the investment advisory fees payable to Oakhurst by each Fund, which would remain the same as the advisory fees paid to First Western, are competitive with similarly managed funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services to be provided by Oakhurst and other services provided to shareholders; (iii) the total operating expense ratio (after waivers) of each Fund is competitive with the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iv) Oakhurst’s contractual commitment to cap overall operating expenses of the Funds through advisory fee waivers and/or expense reimbursements is the same as that of First Western, and First Western’s contractual commitment has enabled each Fund to further increase returns for shareholders; and (v) the level of Oakhurst’s estimated profitability and “fall out” benefits with respect to its management of the Funds is reasonable. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreements and each Trustee weighed the various factors as he or she deemed appropriate. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that approval of each New Advisory Agreement is in the best interests of each Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by Oakhurst, and the fees to be paid to Oakhurst under each of the New Advisory Agreements will be substantially identical to the scope, quality and nature of services provided, and fees paid, under each of the Present Advisory Agreements. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of each of the New Advisory Agreements was in the best interest of the Funds and their shareholders and recommended approval of each of the New Advisory Agreements to the Funds’ shareholders.

The Board of Trustees recommends that shareholders of each Fund vote FOR the New Advisory Agreement on behalf of that Fund.

PROPOSAL 3:	To APPROVE A “MANAGER OF MANAGERS” STRUCTURE

Background

At a meeting held on July 23, 2019, the Board unanimously approved a “manager of managers” structure, which would allow Oakhurst and the Funds to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers (i.e., sub-advisers that are direct or indirect wholly-owned subsidiaries of Oakhurst or a sister company of Oakhurst that is a direct or indirect wholly-owned subsidiary of the same company that directly or indirectly owns Oakhurst (“wholly-owned sub-advisers”)) without shareholder approval. Under this structure, an investment adviser has the ultimate responsibility, subject to oversight by the Board, for overseeing a Fund’s sub-adviser and making recommendations to the Board regarding the sub-adviser’s hiring, termination, or replacement. Although the Funds currently do not utilize a sub-adviser structure, the Board believes that it is in each Fund’s best interests for Oakhurst to have the flexibility to do so in the future. The “manager of managers” structure would allow the Funds to operate with greater efficiency by allowing Oakhurst and the Board to engage unaffiliated sub-advisers and wholly-owned sub-advisers without incurring the expense and delay associated with obtaining shareholder approval.

Without the “manager of managers” structure in place, a Fund would be required to call and hold shareholder meetings before it enters into or materially amends a sub-advisory agreement with an unaffiliated sub-adviser or wholly-owned sub-adviser. Each time a shareholder meeting is called, the Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process can be expensive to the Funds and may cause delays in making changes that Oakhurst and the Board have determined are necessary or desirable. These costs are often borne by the Funds (and therefore indirectly by the Funds’ shareholders). If shareholders approve the “manager of managers” structure for the Funds, the Board would be able to act more quickly, and with potentially less expense to the Funds, in managing sub-advisory relationships in the best interests of a Fund and its shareholders.

Prior to reliance on a “manager of managers” structure, Oakhurst and the Trust would need to apply for and be granted exemptive relief from the SEC. There is no guarantee that the SEC will grant the requested exemptive relief or grant the requested exemptive relief on the terms and conditions expected by Oakhurst. By approving Proposal 3, you are approving the operation of a “manager of managers” structure with Oakhurst as adviser under any such terms or conditions granted by the SEC.

A “manager of managers” structure does not permit investment management fees paid by the Funds to Oakhurst to be increased without shareholder approval nor does it lessen Oakhurst’s responsibilities to the Funds, including the overall responsibility for the portfolio management services furnished by a sub-adviser. Under the structure, Oakhurst would supervise and oversee the activities of a sub-adviser to the Funds, monitor each sub-adviser’s performance and make recommendations to the Board about whether a sub-advisory agreement should be continued, modified or terminated. The Board would oversee the sub-adviser selection process to help ensure that the interests of shareholders are protected whenever Oakhurst seeks to select a new or additional sub-adviser or modify an existing sub-advisory agreement. The Board, including a majority of the Independent Trustees, would be required to review and consider the continuance of each sub-advisory agreement at least annually after an initial two-year term. In reviewing new or existing sub-advisory agreements or modifications to existing sub-advisory agreements, the Board would analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations. Oakhurst and each sub-adviser would continue to have a legal duty to provide the Board with information on all factors pertinent to the Board’s decision regarding the sub-advisory arrangement. Typically, the SEC requires, as a condition to granting a “manager of managers” exemptive relief, that shareholders be given notice of the hiring, termination or replacement of a sub-adviser, including the information concerning a new sub-adviser that normally would be provided in a proxy statement, made pursuant to the exemptive relief. As Oakhurst is seeking the “manager of managers” exemptive relief, the effectiveness of the action taken in this proposal is contingent upon the approval by shareholders of the New Advisory Agreements for each Fund.

Evaluation by the Board of Trustees

At a meeting on July 23, 2019, the Board approved the proposed “manager of managers” structure (Proposal 3). In considering Proposal 3, the Board considered various factors, including the ability of the Board and Oakhurst to enter into or materially change the terms of a sub-advisory agreement with an unaffiliated sub-adviser or a wholly-owned sub-adviser with less expense and more efficiency; that any increase in total management fees paid by a Fund to Oakhurst would still require shareholder approval; that an unaffiliated sub-adviser or a wholly-owned sub-adviser could not be appointed, and no material change to the sub-advisory agreement with an unaffiliated sub-adviser or a wholly-owned sub-adviser could be made, without Board approval; and that Oakhurst would remain responsible for monitoring an unaffiliated sub-adviser’s or a wholly-owned sub-adviser’s compliance with a Fund’s investment objectives and investment strategies and reviewing the performance of the sub-adviser.

The Board determined that granting Oakhurst (subject to review and approval by the Board) maximum flexibility to select unaffiliated sub-advisers and wholly-owned sub-advisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it would allow the Funds to operate more efficiently. For example, each Fund must seek shareholder approval of a new sub-advisory agreement if a sub-adviser undergoes a change of control, even if there will be no change in the persons managing the Fund. The Board believes that it is appropriate to entrust the selection of unaffiliated sub-advisers and wholly-owned sub-advisers to Oakhurst (subject to review and approval by the Board) in light of Oakhurst’s investment advisory experience and knowledge of the capabilities of other investment advisers. The Board believes that if in the future it becomes appropriate to add or change an unaffiliated sub-adviser or a wholly-owned sub-adviser to the Funds, it could access this expertise in ways that can add value to the Funds and their shareholders.

The Board of Trustees recommends that shareholders of each Fund vote FOR the “manager of managers” structure on behalf of that Fund.

PROPOSAL 4:	TO TRANSACT ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on July 17, 2019 (the “Record Date”) as the record date for determining shareholders of each of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 6,876,125.95 outstanding shares of beneficial interest of the First Western Fixed Income Fund, 11,612,575.95 outstanding shares of beneficial interest of the First Western Short Duration Bond Fund and 4,576,829.35 outstanding shares of beneficial interest of the First Western Short Duration High Yield Credit Fund. Each share of a Fund is entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Funds. Accounts with an asterisk may be deemed to control a Fund by virtue of owning more than 25% of the outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Funds on the Record Date.

Investor Name and Address	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
MITRA & Co. FBO 89 c/o BMO Harris Bank NA 480 Pilgrim Way, Suite 1000 Green Bay, Wisconsin 54304	50.89%*	60.90%*	N/A
MARIL & Co. FBO 89 c/o BMO Harris Bank NA 480 Pilgrim Way, Suite 1000 Green Bay, Wisconsin 54304	41.81%*	30.44%*	N/A
National Financial Services LLC NFS LLC FEBO 499 Washington Boulevard Jersey City, New Jersey 07310	N/A	N/A	80.51%*

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. If a quorum (more than 50% of the outstanding shares entitled to vote at the meeting) is represented at the meeting, the vote of a plurality is required for the election of Trustees (Proposal 1). Proposal 2 requires a vote of a majority of the outstanding shares of a Fund to approve the Fund’s New Advisory Agreement. Proposal 3 requires a vote of a majority of the outstanding shares of a Fund to approve the Fund’s “manager of managers” structure. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of a Fund’s outstanding shares. Proxy cards properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum for a Fund is not present at the Meeting, the vote of a majority of shares present is sufficient for adjournment of the Meeting to a later date. If a quorum for a Fund is present at the Meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies or their substitutes may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of a Fund represented at the Meeting in person or by proxy. The persons named as proxies or their substitutes will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, “broker non-votes” and abstentions on the proposal effectively will be a vote against the proposal.

All Trustees and officers as a group owned of record or beneficially less than 1% of each Fund’s outstanding shares on the Record Date.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE FUNDS

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Funds’ principal underwriter and, as such, is the exclusive agent for distribution of the Funds’ shares. The Underwriter is obligated to sell shares of the Funds on a best-efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Funds. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Registered Public Accounting Firm

The Committee and the Board of Trustees have selected Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, to serve as the Trust’s independent registered public accounting firm for the fiscal year ending August 31, 2019. Representatives of Cohen are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Cohen are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Fees Billed by Cohen to the Trust During the Previous Two Fiscal Years
Audit Fees	The aggregate fees billed for professional services rendered by Cohen for the audit of the annual financial statements of the Trust or for services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements were $40,500 with respect to the fiscal year ended August 31, 2017 and $40,500 with respect to the fiscal year ended August 31, 2018.
Audit-Related Fees	No fees were billed in either of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph.
Tax Fees	The aggregate fees billed to the Trust for professional services rendered by Cohen for tax compliance, tax advice and tax planning were $10,500 with respect to the fiscal year ended August 31, 2017 and $10,500 with respect to the fiscal year ended August 31, 2018. The services comprising these fees are related to the preparation of the Trust’s federal tax and excise tax returns.
All Other Fees	No fees were billed in either of the last two fiscal years for products and services provided by Cohen other than the services reported above.
Aggregate Non-Audit Fees	No fees were billed in either of the last two fiscal years for non-audit services by Cohen rendered to the Trust and any entity controlling, controlled by, or under common control with the Trust that provides ongoing services to the Trust.
Pre-Approval Policies	The Committee has not adopted any pre-approval policies and procedures with respect to the services rendered by Cohen.

Annual and Semi-Annual Reports

The Funds will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the most recent annual or semi-annual report, please call us toll free at 1-800-292-6775, or write to Linda J. Hoard, Assistant Secretary, First Western Funds Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Audit Committee Financial Expert. The Board of Trustees has determined that the Trust has at least one audit committee financial expert serving on the Committee and has designated Debra McGinty-Poteet and Keith Wirtz each as an audit committee financial expert. Ms. McGinty-Poteet and Mr. Wirtz are “independent” as defined by SEC regulations.

OTHER MATTERS

Shareholder Proposals

As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Funds are not required as long as there is no particular requirement under the 1940 Act or the Declaration of Trust, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Linda J. Hoard, Assistant Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Funds, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee. Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Funds have received different instructions from one or more of the shareholders. The Funds will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Funds, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to First Western Funds Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, call the Funds toll-free at 1-800-292-6775, or e-mail the Funds at fulfillment@ultimusfundsolutions.com

By Order of the Board of Trustees,

Linda J. Hoard
Assistant Secretary

Date: August 12, 2019

Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

EXHIBIT A: CHARTER OF THE COMMITTEE OF INDEPENDENT TRUSTEES

FIRST WESTERN FUNDS TRUST

CHARTER FOR COMMITTEE OF INDEPENDENT TRUSTEES

I.	THE COMMITTEE

The Committee of Independent Trustees (the “Committee”) of the First Western Funds Trust (the “Trust”) shall be composed entirely of Trustees who are not “interested persons” of the Trust or its investment adviser (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Hereafter any references in the Trust’s policies and procedures to an “Audit Committee” shall be considered a reference to this Committee.

II.	FINANCIAL REPORTING AND FUNCTIONS

1. The Committee shall: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) be responsible for the appointment of and compensation of any independent registered public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting and requiring the independent registered public accounting firm to report to the Committee; (c) oversee the work of the independent registered public accounting firm and the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (d) act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees.

2. The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit in accordance with generally accepted auditing standards.

3. To carry out its purposes, the Committee shall have the following duties and powers:

(a)	to be responsible for the selection, oversight, retention or termination of the independent registered public accounting firm and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the independent registered public accounting firm, (ii) evaluate the independence of the independent registered public accounting firm and its compliance with applicable requirements, based upon its representations to the Committee, (iii) pre-approve all audit services and,

(b)	when appropriate, any non-audit services[1] provided by the independent registered public accounting firm to the Trust, and (iv) pre-approve, when appropriate, any non-audit services provided by the independent registered public accounting firm to the Trust’s investment adviser,[2] or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust;

(c)	to meet with the Trust’s independent registered public accounting firm, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the independent registered public accounting firm, or other results of said audit(s); (iii) to consider the independent registered public accounting firm’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) to review the form of opinion the independent registered public accounting firm proposes to render to the Board of Trustees and shareholders; and (v) to discuss any other matters that are required to be communicated by the independent registered public accounting firm in accordance with generally accepted auditing and independence standards;

(d)	to receive at least annually a report from the independent registered public accounting firm within 90 days prior to the filing of the firm’s report (or receive an updated report within such 90 day period, if the firm’s annual report is presented to the Committee more than 90 days prior to the filing of the firm’s report) which includes the following: (i) all critical accounting policies and practices used by the Trust (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent registered public accounting firm, (iii) other material written communications between the independent registered public accounting firm and the management of the Trust since the last annual report or update, and (iv) a description of any non-audit services provided, including fees associated with the services, to the Trust since the last annual report or update that were not subject to the pre-approval requirements as discussed above;

1	The Sarbanes-Oxley Act of 2002 prohibits a fund’s independent accountant from providing certain enumerated non-audit services contemporaneously with the fund’s audit. These services include: (i) bookkeeping; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions and contribution in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker dealer, investment adviser, or investment banking services; (viii) legal and expert services unrelated to the audit; and (ix) any other service the Board determines is prohibited.
2	This does not include a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

(e)	to meet with the Trust’s Treasurer and representatives of the Trust’s accounting services provider, as necessary;

(f)	to review the audited financial statements and unaudited semiannual financial statements and make recommendations to the Board regarding approval of such statements;

(g)	to discuss all disclosures made by the Trust’s officers certifying the Trust’s Form N-CSR to the Committee, based on such officers’ most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Trust’s ability to record, process, summarize and report financial data and weaknesses in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Trust’s internal controls;

(h)	to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm; and

(i)	to receive, retain and deal with on a confidential basis complaints regarding accounting, internal controls and auditing matters, and to investigate improprieties or suspected improprieties in Trust operations brought to the attention of the Committee.

4. The Committee hereby delegates to the Chairman of the Committee, when the Committee is not in session, the authority to pre-approve audit and non-audit services provided by the Trust’s independent registered public accounting firm, as contemplated by paragraph 3(a) of this Section II. The Chairman shall report, for informational purposes only, any pre-approval decisions to the Committee at its next scheduled meeting.

5. With respect to the provision of services provided by the independent registered public accounting firm to the Trust, other than audit, review or attest services, the pre-approval requirement contemplated by paragraph 3(a) of this Section II is waived if (i) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust to its independent registered public accounting firm during the fiscal year in which the services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee, or by the Chairman of the Committee pursuant to paragraph 4 of this Section II, prior to the completion of the audit. With respect to non-audit services provided by the independent registered public accounting firm to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, the pre-approval requirement is waived if the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the independent registered public accounting firm by the Trust, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided that would have to be pre-approved by the Committee.

III.	BOARD NOMINATIONS AND FUNCTIONS.

1. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for any funds of the Trust. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

2. The Committee also shall evaluate the qualifications of and make recommendations for “interested” Trustee candidates to the Board.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

5. The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes in compensation to the Independent Trustees as a group.

6. The Committee shall oversee arrangements for orientation of new Independent Trustees, and continuing education for Independent Trustees.

7. The Committee shall oversee the governance processes and activities of the Board, including the conduct of Board meetings and the nature and organization of materials prepared for Board meetings.

IV.	COMMITTEE NOMINATIONS AND FUNCTIONS.

1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2. The Committee has the authority to make recommendations to the full Board for any policy for retirement from Board membership.

3. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

4. The Committee shall, at least as often as is required by law, review the performance of all Board members. The Committee may invite any or all Trustees or others to participate in such reviews as it deems appropriate.

V.	QUALIFIED LEGAL COMPLIANCE COMMITTEE FUNCTIONS AND RESPONSIBILITIES.

1. The Committee shall act as the Trust’s “qualified legal compliance committee (QLCC),” as such term is defined in Section 205.2 adopted under the Securities Act of 1933, as amended.

2. The Committee shall adopt written procedures for the confidential receipt, retention and consideration of any report made to the QLCC regarding evidence of (1) a material violation of an applicable United States federal or state securities law, (2) a material breach of a fiduciary duty arising under United States federal or state law, or (3) a similar material violation of any United States federal or state law by the Trust or by any officer, trustee, employee or agent of the Trust.

3. If the Trust fails in any respect to take any remedial action that the Committee has recommended as the result of an investigation pursuant to the procedures referenced in section 2 above and if deemed appropriate by the Committee, the Committee shall notify the SEC that the Trust failed in a material respect to implement an appropriate response.

4. The Committee shall investigate any report of evidence of a material violation of securities law or breach of fiduciary duty or similar violation by a Fund, its officers, directors or agents, as contemplated by Section 307 of the Sarbanes-Oxley Act of 2002, and to recommend that the Trust take any appropriate remedial action.

VI.	OTHER POWERS AND RESPONSIBILITIES.

1. The Committee shall meet at least quarterly in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the authority to assess and determine whether counsel to the Independent Trustees is “independent legal counsel” as defined by Rule 0-1(a)(6) under the 1940 Act.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

4. The Committee shall maintain minutes of its meetings and report its activities to the Board on a regular basis and make such recommendations as the Committee may deem necessary or appropriate.

5. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s by-laws. In the event of any inconsistency between this Charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

6. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

EXHIBIT B: FORMS OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT- OAKHURST FIXED INCOME FUND

THIS AGREEMENT made as of the ______ day of [September __], 2019 by and between Oakhurst Advisors, LLC (the “Investment Adviser”), a Delaware limited liability company, and Oakhurst Funds Trust (the “Trust”), an Ohio business trust.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust’s Registration Statement on Form N-1A filed the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (“the portfolio assets”) of the type and in accordance with the limitations specified in the Trust’s Agreement and Declaration of Trust (the “Declaration”) and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust established Oakhurst Fixed Income Fund (the “Fund”) as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund’s portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part II as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund’s agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.	In providing the services and assuming the obligations set forth herein, the Investment Adviser may, at its expense, employ one or more sub-advisers for the Fund. Any agreement between the Investment Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions of paragraph 7 herein.

3.	Unless advised by the Trustees of the Trust of an objection, the Investment Adviser (or the respective sub-adviser(s)) may direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Investment Adviser (or the respective sub-adviser(s)) in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

4.	The Investment Adviser (or the respective sub-adviser(s)) may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser (or the respective sub-adviser(s)) or their affiliates. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

5.	The Investment Adviser shall report to the Board of Trustees at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep the Trustees in touch with important developments affecting the portfolio assets and on the Investment Adviser’s own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust’s Agreement and Declaration of Trust, and in the Trust’s Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund’s portfolio.

6.	The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser’s reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

7.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Trust.

8.	This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

9.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

10.	If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term “Oakhurst” The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term “Oakhurst” or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser’s property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

11.	Effective upon commencement of operations, the Fund shall pay the Investment Adviser an investment advisory fee equal to 0.50% per annum of the average daily net assets of the Fund. The investment advisory fee will be paid monthly in arrears. The Investment Adviser’s compensation for the first monthly period will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser’s compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

12.	Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund’s prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund’s corporate existence; (i) interest charges, taxes, brokerage fees and expenses and commissions, and acquired fund fees; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund’s payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

13.	Except to the extent necessary to perform the Investment Adviser’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other individual or entity.

14.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

15.	A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

16.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

OAKHURST FUNDS TRUST

By:

Oakhurst Advisors, LLC

By:

INVESTMENT ADVISORY AGREEMENT – OAKHURST SHORT DURATION BOND FUND

THIS AGREEMENT made as of the ______ day of [September __], 2019 by and between Oakhurst Advisors, LLC (the “Investment Adviser”), a Delaware limited liability company, and Oakhurst Funds Trust (the “Trust”), an Ohio business trust.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust’s Registration Statement on Form N-1A filed the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (“the portfolio assets”) of the type and in accordance with the limitations specified in the Trust’s Agreement and Declaration of Trust (the “Declaration”) and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust established Oakhurst Short Duration Bond Fund (the “Fund”) as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund’s portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part II as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund’s agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.	In providing the services and assuming the obligations set forth herein, the Investment Adviser may, at its expense, employ one or more sub-advisers for the Fund. Any agreement between the Investment Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions of paragraph 7 herein.

3.	Unless advised by the Trustees of the Trust of an objection, the Investment Adviser (or the respective sub-adviser(s)) may direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Investment Adviser (or the respective sub-adviser(s)) in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

4.	The Investment Adviser (or the respective sub-adviser(s)) may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser (or the respective sub-adviser(s)) or their affiliates. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

5.	The Investment Adviser shall report to the Board of Trustees at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep the Trustees in touch with important developments affecting the portfolio assets and on the Investment Adviser’s own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust’s Agreement and Declaration of Trust, and in the Trust’s Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund’s portfolio.

6.	The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser’s reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

7.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Trust.

8.	This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

9.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

10.	If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term “Oakhurst” The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term “Oakhurst” or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser’s property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

11.	Effective upon commencement of operations, the Fund shall pay the Investment Adviser an investment advisory fee equal to 0.35% per annum of the average daily net assets of the Fund. The investment advisory fee will be paid monthly in arrears. The Investment Adviser’s compensation for the first monthly period will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser’s compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

12.	Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund’s prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund’s corporate existence; (i) interest charges, taxes, brokerage fees and expenses and commissions, and acquired fund fees; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund’s payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

13.	Except to the extent necessary to perform the Investment Adviser’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other individual or entity.

14.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

15.	A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

16.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

OAKHURST FUNDS TRUST

By:

Oakhurst Advisors, LLC

By:

INVESTMENT ADVISORY AGREEMENT – OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND

THIS AGREEMENT made as of the ______ day of [September __], 2019 by and between Oakhurst Advisors, LLC (the “Investment Adviser”), a Delaware limited liability company, and Oakhurst Funds Trust (the “Trust”), an Ohio business trust.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust’s Registration Statement on Form N-1A filed the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (“the portfolio assets”) of the type and in accordance with the limitations specified in the Trust’s Agreement and Declaration of Trust (the “Declaration”) and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust established Oakhurst Short Duration High Yield Credit Fund (the “Fund”) as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund’s portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part II as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund’s agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.	In providing the services and assuming the obligations set forth herein, the Investment Adviser may, at its expense, employ one or more sub-advisers for the Fund. Any agreement between the Investment Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions of paragraph 7 herein.

3.	Unless advised by the Trustees of the Trust of an objection, the Investment Adviser (or the respective sub-adviser(s)) may direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Investment Adviser (or the respective sub-adviser(s)) in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

4.	The Investment Adviser (or the respective sub-adviser(s)) may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser (or the respective sub-adviser(s)) or their affiliates. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

5.	The Investment Adviser shall report to the Board of Trustees at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep the Trustees in touch with important developments affecting the portfolio assets and on the Investment Adviser’s own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust’s Agreement and Declaration of Trust, and in the Trust’s Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund’s portfolio.

6.	The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser’s reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

7.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Trust.

8.	This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

9.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

10.	If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term “Oakhurst” The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term “Oakhurst” or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser’s property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

11.	Effective upon commencement of operations, the Fund shall pay the Investment Adviser an investment advisory fee equal to 0.75% per annum of the average daily net assets of the Fund. The investment advisory fee will be paid monthly in arrears. The Investment Adviser’s compensation for the first monthly period will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser’s compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

12.	Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund’s prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund’s corporate existence; (i) interest charges, taxes, brokerage fees and expenses and commissions, and acquired fund fees; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund’s payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

13.	Except to the extent necessary to perform the Investment Adviser’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other individual or entity.

14.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

15.	A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

16.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

OAKHURST FUNDS TRUST

By:

Oakhurst Advisors, LLC

By:

PROXY PROXY

FIRSTwestern FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 13, 2019
225 PICTORIA DRIVE, SUITE 450 CINCINNATI, OHIO 45246

[FUND NAME]

The undersigned shareholder(s), revoking any prior proxies, hereby appoint(s) Todd Heim and Betsy Santen or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the special meeting of shareholders (the "Meeting") of the First Western Funds Trust (the "Trust") to be held at the offices of the Trust, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246, on Friday, September 13, 2019, at 10:00 a.m. Eastern time, and at any or all adjournments or postponements thereof.

This proxy is solicited on behalf of the Trust's Board of Trustees, and the proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: **Your signature is required for your vote to be counted.** Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

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Signature(s) (Title(s), if applicable)

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Signature (if held jointly)

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Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **877-259-6290** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **WWW.OKAPIVOTE.COM/FWFT2019** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on September 13, 2019.